UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) March 21, 2007

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-13498 (Commission File Number)	93-1148702 (IRS Employer Identification No.)
111 West Michigan Street, Milwaukee, WI 53203
(Address of Principal Executive Offices) (Zip Code)
414-908-8800
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Item 7.01 Regulation FD Disclosure
On March 21, 2007, Laurie A. Bebo, Chief Executive Officer and John Buono, Chief Financial Officer for Assisted Living Concepts, Inc., presented at the 2007 Global Healthcare Conference in Miami, Florida. A copy of the investor presentation is attached hereto as Exhibit 99.1
Item 9.01 Financial Statements and Exhibits
Exhibits
The following exhibit is being furnished herewith:

99.1	Investor slides presented at the 2007 Global Healthcare Conference in Miami, Florida on March 21, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: March 21, 2007

By:	/s/ John Buono

John Buono
Senior Vice President, Chief Financial Officer & Treasurer